UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2016

WRIGHT MEDICAL GROUP N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 521-4777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed by Wright Medical Group N.V. (“Wright”) on July 11, 2016 with the Securities and Exchange Commission (“SEC”), Tornier SAS (the “Company”), a limited liability company organized under the laws of France and wholly-owned subsidiary of Wright, entered into a binding offer letter (the “Letter”) with Corin Orthopaedics Holdings Limited (“Corin”) pursuant to which Corin provided the Company a binding promise to purchase substantially all of the Company’s assets related to its hip and knee, or “large joints”, business (the “Large Joints Business”). Following a required consultation process with the Company’s employee works council and health and safety committee in France and the issuance or deemed issuance of the opinions of the works council and health and safety committee, the Company accepted the Binding Offer, and on October 21, 2016, the Company, Corin, Corin France SAS (“Corin France”) and certain other entities related to the Company and Corin subsequently entered into a business sale agreement (the “Sale Agreement”) and simultaneously completed and closed the transaction.

Under the terms of the Sale Agreement, the Company sold the Large Joints Business to Corin France for the previously announced €29.7 million in cash (or approximately $32.3 million based on currency exchange rates on October 21, 2016). Net after-tax proceeds to the Company, after net working capital adjustments and payment of estimated transaction and transition costs, are anticipated to be approximately $20 million. The Company made customary representations and warranties in the Sale Agreement regarding the Large Joints Business and agreed to customary covenants, including certain non-solicitation, non-compete and indemnification obligations. As required under the terms of the Sale Agreement, the Company and Corin France entered into certain other ancillary agreements, including a transitional services agreement pursuant to which the Company agreed to provide Corin France certain support services and a supply agreement pursuant to which the Company agreed to manufacture certain of the large joint products for Corin France, in each case for a transitional period of time.

The foregoing description of the Sale Agreement is qualified in its entirety by reference to the Sale Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The description of certain terms of the Sale Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the Sale Agreement. The representations, warranties and covenants contained in the Sale Agreement were made only for purposes of such agreement and as of specific dates; were solely for the benefit of the parties to such agreement; and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Sale Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Sale Agreement and should not rely on the representations, warranties and covenants in the Sale Agreement or descriptions thereof as characterizations of the actual state of facts or condition of the Company or Corin France or any of their respective subsidiaries.

Item 7.01.	Regulation FD Disclosure.

On October 24, 2016, Wright issued a press release announcing the completion of the sale of the Large Joints Business. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the United States Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Business Sale Agreement dated October 21, 2016 between Tornier SAS, Corin France SAS, Corin Orthopaedics Holdings Limited and Certain Related Entities Party Thereto (filed herewith)

99.1	Press Release dated October 24, 2016 (furnished herewith)

*	The schedules to the Business Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Wright will furnish copies of any such schedules to the SEC upon request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto include forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “expect,” “could,” “may,” “will,” “continue,” other words of similar meaning, and the use of future dates. Forward-looking statements in this report include, but are not limited to, statements about the sale of the Large Joints Business, the anticipated effect thereof and anticipated after-tax net proceeds to the Company. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Each forward-looking statement contained in this report is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the diversion of attention of Wright’s management and employees toward post-closing obligations and from the day-to-day operations and pursuit of other opportunities that could be beneficial to Wright’s business; Wright’s post-closing obligations under the transitional services agreement and supply agreement which will require Wright to dedicate substantial resources, personnel and manufacturing capacity that may add costs to its ongoing business and cause it to incur unanticipated costs and liabilities; and other general business risks and uncertainties, including those identified under the heading “Risk Factors” in Wright’s Annual Report on Form 10-K for the year ended December 27, 2015 filed by Wright with the SEC on February 23, 2016 and Quarterly Report on Form 10-Q for the quarter ended June 26, 2016 filed by Wright with the SEC on August 2, 2016. Investors should not place considerable reliance on the forward-looking statements contained in this report. Investors are encouraged to read Wright’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this report speak only as of the date of this report, and Wright undertakes no obligation to update or revise any of these statements. Wright’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2016	WRIGHT MEDICAL GROUP N.V.

	By:	/s/ Lance A. Berry
	Name:	Lance A. Berry
	Title:	Senior Vice President and Chief Financial Officer

WRIGHT MEDICAL GROUP N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

2.1*	Business Sale Agreement dated October 21, 2016 between Tornier SAS, Corin France SAS, Corin Orthopaedics Holdings Limited and Certain Related Entities Party Thereto	Filed herewith

99.1	Press Release dated October 24, 2016	Furnished herewith

*	The schedules to the Business Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Wright will furnish copies of any such schedules to the SEC upon request.